Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the amended Quarterly Report of Systems Evolution Inc. (the "Company") on Form 10-QSB/A for the quarter ended November 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert C. Rhodes, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        /s/ Robert C. Rhodes
                                        -------------------------
                                        Robert C. Rhodes
                                        Chief Executive Officer
                                        And
                                        Principal Financial Officer

February 4, 2005